                                                                 Exhibit 3.1


                            CERTIFICATE OF AMENDMENT

                                       OF

                  CERTIFICATE OF DESIGNATION, PREFERENCES AND
                                RELATIVE RIGHTS,
                  QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS

                                     OF THE

                            SERIES A PREFERRED STOCK

                                       OF

                           COBBLESTONE HOLDINGS, INC.


     COBBLESTONE HOLDINGS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "GCL"), DOES HEREBY CERTIFY THAT:

       FIRST:  That, by written consent of the Board of Directors of the
       -----
Corporation as of May 13, 1996, resolutions were duly adopted setting forth proposed amendments to the Certificate of Designation, Preferences and Relative Rights, Qualifications, Limitations and Restrictions of the Series A Preferred Stock of the Corporation (the "Certificate of Designation of Series A Preferred Stock"), declaring said amendments to be advisable and directing its officers to submit said amendments to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

          WHEREAS, a Certificate of Amendment to Certificate of Incorporation of the Corporation is proposed to be filed with the Delaware Secretary of State pursuant to which each share of existing Series A Preferred Stock is to be converted into 12.11905 shares of a newly issued Series A Preferred Stock;

          WHEREAS, it is deemed to be advisable and in the best interest of the Corporation to decrease the redemption price per share of Series A Preferred Stock from $100.00 to $8.25, and to amend a certain provision of the Certificate of Designation of Series A Preferred Stock;

          NOW, THEREFORE, BE IT RESOLVED, that paragraph 3(a) of the Certificate of Designation of Series A Preferred Stock be, and it hereby is, amended to read as follows:

               "(a)  Optional Redemption.  The Series A Preferred Stock may be
                     -------------------
          redeemed, in whole or in part, at any time at the election of the Corporation by resolution of its Board of Directors, on notice as set forth in subparagraph 3(b), below, at the redemption price of $8.25 per share of Series A Preferred Stock (the "Redemption Price").

               In the event that at any time less than all of the Series A Preferred Stock outstanding is to be redeemed, the shares to be redeemed will be selected by lot or pro rata, except that if the redemption is pro rata, the Corporation may redeem all shares of Series A Preferred Stock held by all holders of 100 or fewer shares as may be specified by the Corporation."

          RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized and directed to submit the foregoing amendments to the stockholders of the Corporation for consideration thereof; and

          RESOLVED FURTHER, that, following approval of the foregoing amendments by the stockholders of the Corporation, the officers of the Corporation be, and each of them hereby is, authorized and directed to prepare or cause to be prepared, to execute and to file or cause to be filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the Certificate of Designation of Series A Preferred Stock, and to execute such other documents and take such other actions as such officer or officers shall deem necessary, appropriate or advisable in order to carry out the intent and purposes of the foregoing resolutions.

          SECOND:   That, thereafter, by written consent of the holders of a
          ------
majority of the outstanding shares of capital stock of the Corporation, including the holder of all of the outstanding shares of Series A Preferred Stock of the Corporation, in accordance with Section 228 of the GCL, the necessary number of shares required by statute were voted in favor of the foregoing amendments, and prompt written notice in accordance with Section 228 of the GCL has been given to those stockholders of the Corporation who have not consented in writing.

          THIRD:    That said amendments were duly adopted in accordance with
          -----
the provisions of Section 242 of the GCL.

          IN WITNESS WHEREOF, COBBLESTONE HOLDINGS, INC. has caused this certificate to be signed by James A. Husband, its President, this 13th day of May, 1996.

                                    COBBLESTONE HOLDINGS, INC.


                                    By:  /s/ James A. Husband
                                       ------------------------------------
                                       James A. Husband
                                       President

                            CERTIFICATE OF INCREASE
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                           COBBLESTONE HOLDINGS, INC.


             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware


          COBBLESTONE HOLDINGS, INC. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151(g) thereof, DOES HEREBY CERTIFY:

          That, pursuant to the authority conferred upon the Board of Directors by Article 4 of the Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation adopted on May 13, 1996 the following resolutions increasing the number of shares designated as Series A Preferred Stock, par value $.01 per share, of the Corporation:

          WHEREAS, the Board of Directors of the Corporation deems it to be desirable and in the best interests of the Corporation to amend the Corporation's Certificate of Designation, Preferences and Relative Rights, Qualifications, Limitations and Restrictions of the Series A Preferred Stock of the Corporation (the "Series A Certificate of Designation"), originally filed on January 25, 1994 and amended on March 30, 1995 and May 30, 1996, in order to increase the number of shares designated as Series A Preferred Stock of the Corporation;

          NOW, THEREFORE, BE IT RESOLVED, that the number of shares designated as Series A Preferred Stock of the Corporation be increased from 6,000,000 to 10,000,000;

          RESOLVED FURTHER, that, due to the foregoing increase, the 4,000,000 additional shares of the Corporation designated as Series A Preferred Stock be, and they hereby are, set aside and reserved for issuance;

          RESOLVED FURTHER, that the executive officers of the Corporation are hereby authorized and directed to cause to be prepared and to execute, verify and file a Certificate of Increase of Series A Preferred Stock of the Corporation with the Secretary of State of the State of Delaware; and

          RESOLVED FURTHER, the executive officers of the Corporation are hereby authorized and directed to take whatever steps may be necessary or desirable to carry out the above resolution.

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by Gary L. Dee, its Vice President, this 29th day of May, 1996.


                                    COBBLESTONE HOLDINGS, INC.


                                    By:   /s/ Gary L. Dee
                                        --------------------------------
                                        Gary L. Dee
                                        Vice President

                           CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           COBBLESTONE HOLDINGS, INC.

          COBBLESTONE HOLDINGS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY THAT:

          FIRST: By written consent of the Board of Directors of the Corporation as of May 13, 1996, resolutions were duly adopted setting forth proposed amendments to the Certificate of Incorporation of the Corporation, declaring said amendments to be advisable and directing its officers to submit said amendments to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

          WHEREAS, in connection with the Corporation's proposed offering of units consisting of series A senior zero-coupon notes due 2004 and shares of common stock of the Corporation, the Board of Directors of the Corporation deems it to be desirable and in the best interests of the Corporation to amend the Corporation's Certificate of Incorporation to increase the authorized capital stock of the Corporation and to provide for a 12.11905 for one split of the outstanding shares of Capital Stock of the Corporation;

          WHEREAS, following such stock split, the Board of Directors deems it to be advisable and in the best interests of the Corporation to convert each outstanding share of Series B Preferred Stock of the Corporation into one outstanding share of Series A Preferred Stock of the Corporation and to eliminate the designated series of Series B Preferred Stock of the Corporation;

          NOW, THEREFORE, BE IT RESOLVED, that Article 4 of the Certificate of Incorporation of the Corporation be, and it hereby is, amended to read as follows:

          "4. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Fifteen Million (15,000,000), consisting of Five Million (5,000,000) shares of Common Stock, par value $.01 per share, and Ten Million (10,000,000) shares of Preferred Stock, par value $.01 per share.

          The Preferred Stock may be divided into such number of series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions (including without limitation voting rights) granted to and imposed upon the Preferred Stock or any series thereof with respect to any wholly unissued class or series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of any series then outstanding) the number of shares of any series subsequent to the issue of shares of that series."

          RESOLVED FURTHER, that, upon this Certificate of Amendment becoming effective in accordance with the Delaware General Corporation Law (the "Effective Time"), each share of Common Stock, par value $.01 per share, of the Corporation ("Old Common Stock") issued and outstanding immediately prior to the Effective Time shall be reclassified as and changed into
     12.11905 validly issued, fully paid and nonassessable shares of the Common Stock, par value $.01 per share of the Corporation ("New Common Stock"). Each stock certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled."

          RESOLVED FURTHER, that the Certificate of Designation, Preferences and Relative Rights, Qualifications, Limitations and Restrictions of the Series A Preferred Stock of the Corporation, originally filed on January 25, 2994 and amended on March 30, 1995, be, and hereby it is, amended by increasing the number of shares designated as Series A Preferred Stock of the Corporation from 430,000 to 6,000,000;

          RESOLVED FURTHER, that, upon the Effective Time, each share of Series A Preferred Stock, par value $.01 per share, of the Corporation ("Old Series A Preferred") issued and outstanding immediately prior to the Effective Time shall be reclassified as and changed into 12.11905 validly issued, fully paid and nonassessable shares of the Series A Preferred Stock, par value $.01 per share of the Corporation ("New Series A Preferred"). Each stock certificate that theretofore represented shares of Old Series A Preferred shall thereafter represent that number of shares of New Series A Preferred into which the shares of Old Series A Preferred represented by such certificate shall have been reclassified, provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Series A Preferred shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Series A Preferred to which such person is entitled;

          RESOLVED FURTHER, that the Certificate of Designation, Preferences and Relative Rights, Qualifications, Limitations and Restrictions of the Series B Preferred

     Stock of the Corporation, originally filed on January 25, 2994 and amended on March 30, 1995, be, and hereby it is, amended by increasing the number of shares designated as Series B Preferred Stock of the Corporation from 20,000 to 242,381;

          RESOLVED FURTHER, that, upon the Effective Time, each share of Series B Preferred Stock, par value $.01 per share, of the Corporation ("Old Series B Preferred") issued and outstanding immediately prior to the Effective Time shall be reclassified as and changed into 12.11905 validly issued, fully paid and nonassessable shares of the Series B Preferred Stock, par value $.01 per share of the Corporation ("New Series B Preferred"). Each stock certificate that theretofore represented shares of Old Series B Preferred shall thereafter represent that number of shares of New Series B Preferred into which the shares of Old Series B Preferred represented by such certificate shall have been reclassified, provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Series B Preferred shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Series B Preferred to which such person is entitled;

          RESOLVED FURTHER, that, immediately following the foregoing reclassification of each share of Old Series B Preferred into 12.11905 shares of New Series B Preferred, each share of New Series B Preferred be, and it hereby is, converted into one issued and outstanding share of New Series A Preferred (the "Conversion");

          RESOLVED FURTHER, that, following the Conversion, no additional shares of New Series B Preferred shall be issued and the New Series B Preferred shall be eliminated as a designated series of Preferred Stock of the Corporation;

          RESOLVED FURTHER, that the Board of Directors recommends to the stockholders of the Corporation that such stockholders approve the foregoing amendments of the Certificate of Incorporation of the Corporation;

          RESOLVED FURTHER, that, subject to the receipt of appropriate stockholder approval, the executive officers of the Corporation are hereby authorized and directed to cause to be prepared and to execute, verify and file a Certificate of Amendment of Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware, and to execute such other documents and take such other actions as such officer or officers shall deem to be necessary, appropriate or advisable in order to carry out the intent and purposes of the foregoing resolutions.

          SECOND: Thereafter, by written consent of the holders of a majority of the issued and outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock of the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware, the necessary number of shares required by statute were voted in favor of the amendments, and prompt written notice in accordance with Section 228 of the General Corporation Law of the State of Delaware has been given to those stockholders of the Corporation who have not consented in writing.

          THIRD: Said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          FOURTH: As a result of said amendments and the conversion of the Series B Preferred Stock into Series A Preferred Stock, no shares of Series B Preferred Stock remain outstanding and no new shares of Series B Preferred Stock will be issued.

          IN WITNESS WHEREOF, COBBLESTONE HOLDINGS, INC. has caused this certificate to be signed by Gary L. Dee, its Vice President, this 29th day of May, 1996.



                           COBBLESTONE HOLDINGS, INC.


                           By: \s\ Gary L Dee
                              -----------------------------
                              Gary L. Dee
                              Vice President

                            CERTIFICATE OF INCREASE
                                      OF
                           SERIES A PREFERRED STOCK
                                      OF
                          COBBLESTONE HOLDINGS, INC.

            Pursuant to Section 151 of the General Corporation Law
                           of the State of Delaware

     COBBLESTONE HOLDINGS, INC. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151(g) thereof, DOES HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors by
Article 4 of the Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation adopted on March 27, 1995 the following resolutions increasing the number of shares designated as Series A Preferred Stock, par value $.01 per share, of the Corporation:

          "RESOLVED, that the number of shares designated as Series A Preferred Stock of the Corporation be increased from 400,000 to 430,000; and

           RESOLVED FURTHER, that the appropriate officers of the Corporation be, and each of them hereby is, authorized and directed to set aside and reserve up to an additional 30,000 shares of Series A Preferred Stock of the Corporation for issuance, to prepare or cause to be prepared, to execute and to file or cause to be filed with the Secretary of State of the State of Delaware a Certificate of Increase increasing the number of shares constituting Series A Preferred Stock, par value $.01 per share, from 400,000 to 430,000."

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed this 28th day of March, 1995.

                                            COBBLESTONE HOLDINGS, INC.



                                            By: /s/ STEVEN L. HOLMES
                                                --------------------------
                                                Steven L. Holmes,
                                                Chief Financial Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

                  CERTIFICATE OF DESIGNATION, PREFERENCES AND
                               RELATIVE RIGHTS,
                 QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS

                                    OF THE

                           SERIES B PREFERRED STOCK

                                      OF

                          COBBLESTONE HOLDINGS, INC.

     COBBLESTONE HOLDINGS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "GCL"), DOES HEREBY CERTIFY:

     FIRST: That, by written consent of the Board of Directors of the Corporation as of March 27, 1995, resolutions were duly adopted setting forth proposed amendments to the Certificate of Designation, Preferences and Relative Rights, Qualifications, Limitations and Restrictions of the Series B Preferred Stock of the Corporation, declaring said amendments to be advisable and directing its officers to submit said amendments to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

          "WHEREAS, the Corporation currently has authorized 450,000 shares of Preferred Stock; and

          WHEREAS, 50,000 of such shares are currently designated as Series B Preferred Stock; and

          WHEREAS, a Certificate of Designation, Preferences and Relative Rights, Qualifications, Limitations and Restrictions of the Series B Preferred Stock of the Corporation (the "Certificate of Designation of Series B Preferred Stock") was filed with the Delaware Secretary of State on January 25, 1994; and

          WHEREAS, 20,000 shares of Series B Preferred Stock are currently issued and outstanding; and

          WHEREAS, it is deemed to be advisable and in the best interest of the Corporation to decrease the number of designated shares of Series B Preferred Stock from 50,000 to 20,000, and to amend a certain provision of the Certificate of Designation of Series B Preferred Stock;

          NOW, THEREFORE, BE IT RESOLVED, that paragraph 1 of the Certificate of Designation of Series B Preferred Stock be, and it hereby is, amended to read as follows:

               "1. Designation. A series of the Preferred Stock of the
                   -----------
     Corporation is hereby designated as "Series B Preferred Stock" (hereinafter called the "Series B Preferred Stock") consisting of 20,000 shares. Shares of the Series B Preferred Stock shall rank prior to the Corporation's Common Stock, par value $.01 per share, upon liquidation, dissolution, winding-up or otherwise. Unless specifically designated as junior to ("Junior Stock") the Series B Preferred Stock with respect to the payment of dividends or upon liquidation, dissolution, winding-up or otherwise, all other series of Preferred Stock and other classes of preferred stock of the Corporation shall rank on parity ("Parity Stock") with the Series B Preferred Stock with respect thereto."

               RESOLVED FURTHER, that subparagraph (a) of paragraph 3 of the Certificate of Designation of Series B Preferred Stock be, and it hereby is, amended to read as set forth on Exhibit A hereto.

               RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized and directed to submit the foregoing amendments to the stockholders of the Corporation for consideration thereof; and

               RESOLVED FURTHER, that, following approval of the foregoing amendments by the stockholders of the Corporation, the officers of the Corporation be, and each of them hereby is, authorized and directed to prepare or cause to be prepared, to execute and to file or cause to be filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the Certificate
          of Designation of Series B Preferred Stock, and to execute such other documents and take such other actions as such officer or officers shall deem necessary, appropriate or advisable in order to carry out the intent and purposes of the foregoing resolutions."

          SECOND: That, thereafter, by written consent of the holders of a majority of the outstanding shares of capital stock of the Corporation, including the holder of all of the outstanding shares of Series B Preferred Stock of the Corporation, in accordance with Section 228 of the GCL, the necessary number of shares required by statute were voted in favor of the foregoing amendments, and prompt written notice in accordance with Section 228 of the GCL has been given to those stockholders of the Corporation who have not consented in writing.

          THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the GCL.

     IN WITNESS WHEREOF, COBBLESTONE HOLDINGS, INC. has caused this certificate to be signed by Steven L. Holmes, its Chief Financial Officer, this 28th day of March, 1995.

                                       COBBLESTONE HOLDINGS, INC.


                                       By: /s/ Steven L. Holmes
                                           -----------------------
                                           Steven L. Holmes,
                                           Chief Financial Officer

                                  EXHIBIT "A"

     3.  Redemption.
         ----------

     (a) Optional Redemption. The Series B Preferred Stock may be redeemed, in
         -------------------
whole or in part, at any time at the election of the Corporation by resolution of its Board of Directors, on notice as set forth in subparagraph 3(c) below, at the redemption price of $100.00 per share of Series B Preferred Stock (the "Redemption Price"); provided, however, that, if at any time on or prior to the
                     --------  -------
date of such redemption (the "Redemption Date"), any Reduced Basis Golf Course (as defined below) or Subsidiary (as defined below) is sold or otherwise disposed of (in any such case, a "Disposition") such that the Corporation or the Subsidiary (or the consolidated group of which they are members), as applicable, has recognized gain for federal income tax purposes, the Redemption Price per share of $100 shall be increased immediately prior to redemption by an amount determined in accordance with the following formula:

     I = A x W
         -----
         1 - W
         -----
           S

where:

     I = The dollar amount by which the Redemption Price per share shall be increased;

     A = The aggregate amount of federal and state income taxes on the
         Dispositions, if any, of Reduced Basis Golf Courses or Subsidiaries by the Corporation or Subsidiary, as applicable, through the Redemption Date attributable to the reduced basis of such Courses or Subsidiaries, which amount is the sum of the amounts determined in accordance with
                             ---
         the following formula for each of the Dispositions:

              T - (C - B)
where:

     T = The amount of federal and state income taxes on the Disposition of the Reduced Basis Golf Course or Subsidiary attributable to the reduced basis of such Course or Subsidiary;

     C = The amount of federal and state income taxes recognized by the Corporation or the Subsidiary (or the consolidated group of which they are members), as applicable, on (i) the Disposition of the Reduced Basis Golf Course or Subsidiary by the Corporation or (ii) Disposition of the Reduced Basis Golf Course by the Subsidiary;

     B = (1) In the event of a disposition of the Reduced Basis Golf Course by the Subsidiary or in the event of a Disposition of the Reduced Basis Golf Course by the Corporation (if the Corporation initially acquired the stock of the Subsidiary and the Subsidiary subsequently transferred the Reduced Basis Golf Course to the Corporation), the amount of federal and state income taxes that would have been recognized on the Disposition of the Reduced Basis Golf Course by the Corporation or the Subsidiary (or consolidated group of which they are members), as applicable, if the Subsidiary had acquired the Reduced Basis Golf Course in a fully taxable transaction (i.e., resulting in the
                                                ----
         Subsidiary having an initial tax basis in the Reduced Basis Golf Course equal to its then fair market value) on the Acquisition Date (as defined below); or

         (2) In the event of a Disposition of the Subsidiary or Reduced Basis Golf Course (other than as described in (1) above) by the Corporation, the amount of federal and state income taxes that would have been recognized on the Disposition of the Subsidiary or Reduced Basis Golf Course by the Corporation (or consolidated group of which the Corporation is a member) if the Corporation had acquired the Reduced Basis Golf Course or the Subsidiary, as applicable, in a fully taxable transaction (i.e., resulting in the Corporation having an initial tax
                      ----
         basis in the Reduced Basis Golf Course or Subsidiary, as applicable, equal to its then fair market value) on the Acquisition Date;

W = The aggregate total percentage common equity ownership in the Corporation on the Redemption Date of all holders of the Series B Preferred Stock; and

S = The number of outstanding shares of the Series B Preferred Stock on the Redemption Date.

          (a) For purposes hereof, a "Reduced Basis Golf Course" shall mean the golf facilities (whether or not owned by Subsidiaries (as defined below)) acquired by the Corporation pursuant to the Escondido Stock Contribution and Acquisition Agreement, dated as of September 30, 1992, and the Balboa Asset Contribution and Acquisition Agreement, dated as of September 30, 1992. "Subsidiary" shall mean any corporation more than 50% of whose voting stock is owned directly or indirectly (through one or more entities) by the Corporation and which owns a Reduced Basis Golf Course. "Acquisition Date" shall mean the date of the Corporation's or Subsidiary's acquisition of a Reduced Basis Golf Course, provided, however, if the Corporation acquires the stock of a Subsidiary which owns the Reduced Basis Golf Course at the time of such acquisition, such terms shall refer to the date of the Corporation's acquisition of the Subsidiary.

          If a Reduced Basis Golf Course or a Subsidiary is disposed of in a transaction which results in a tax loss (or which would have resulted in a tax loss under the assumptions set forth in "B" above), the above provisions shall be applied to ensure that "A" above reflects the difference in such taxes caused by the reduced basis in such Reduced Basis Golf Course or Subsidiary (i.e., so
                                                                      ---
"A" above is increased for the loss of any tax losses due to the reduced basis in the Course or Subsidiary acquired).

          In the event that any time less than all of the Series B Preferred Stock outstanding is to be redeemed, the shares to be redeemed will be selected by lot or pro rata, except that if the redemption is pro rata, the Corporation may redeem all shares of Series B Preferred Stock held by all holders of 100 or fewer shares as may be specified by the Corporation.

                   CERTIFICATE OF DESIGNATION, PREFERENCES,
                             AND RELATIVE RIGHTS,
                        QUALIFICATIONS, LIMITATIONS AND
                                 RESTRICTIONS

                                    OF THE

                           SERIES A PREFERRED STOCK

                                      OF

                          COBBLESTONE HOLDINGS, INC.

                                ---------------

                    Pursuant to Section 151 of the General
                   Corporation Law of the State of Delaware

                                ---------------

          COBBLESTONE HOLDINGS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "DGCL"), certifies as follows:

          FIRST: The Certificate of Incorporation of the Corporation authorizes the issuance of 450,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), and, further, authorizes the Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain powers, preferences and relative participating, optional or other special rights and qualifications, limitations and restrictions and voting rights of the shares of each series so established.

          SECOND: By unanimous written consent of the Board of Directors of the Corporation, dated January 2l, 1994, the following resolutions were adopted authorizing the creation and issuance of a series of said Preferred Stock to be known as Series A Preferred Stock.

          RESOLVED: The Board of Directors of the Corporation hereby authorizes and fixes the number, designations, preferences, rights, voting rights and limitations of the series of Preferred Stock on the terms and with the provisions herein set forth:

          1.   Designation.  A series of the Preferred Stock of the Corporation
               -----------
is
hereby designated as "Series A Preferred Stock" (hereinafter called the "Series A Preferred Stock") consisting initially of 400,000 shares. Shares of the Series A Preferred Stock shall rank prior to the Corporation's Common Stock, par value $.01 per share, upon liquidation, dissolution, winding-up or otherwise. Unless specifically designated as junior to ("Junior Stock") the Series A Preferred Stock with respect to the payment of dividends or upon liquidation, dissolution, winding-up or otherwise, all other series of Preferred Stock and other classes of preferred stock of the Corporation shall rank on parity ("Parity Stock") with the Series A Preferred Stock with respect thereto.

          2.   Dividends.  Except as otherwise set forth in this paragraph 2 the
               ---------
holders of the shares of Series A Preferred Stock shall not be entitled to receive dividends or other distributions other than such dividends or other distributions as are declared by the Board of Directors of the Company. Each such dividend shall be paid to the holders of record of the Series A Preferred Stock as they shall appear on the stock register of the Corporation on such record date, not exceeding 45 days nor less than 10 days preceding a dividend payment date, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof.

          3.   Redemption.
               ----------
          (a)  Optional Redemption.  The Series A Preferred Stock may be
               -------------------
redeemed, in whole or in part, at any time at the election of the Corporation by resolution of its Board of Directors, on notice as set forth in subparagraph 3(b), below, at the redemption price of $100.00 per share of Series A Preferred Stock (the "Redemption Price").

          In the event that at any time less than all of the Series A Preferred Stock outstanding is to be redeemed, the shares to be redeemed will be selected by lot or pro rata, except that if the redemption is pro rata, the Corporation may redeem all shares of Series A Preferred Stock held by all holders of 100 or fewer shares as may be specified by the Corporation.

          (b)  Mandatory Redemption.  Upon the sale of the Corporation, whether
               --------------------
such sale is effected by the consolidation or merger of the Corporation with or into another corporation or corporations, the sale of all or substantially all of the Corporation's assets, or the sale or exchange of stock representing at least eight percent (80%) of the voting power of the stock of the Corporation, in terms of number of votes for the election of directors, the Corporation, if permitted by law and under the Corporation's agreements, shall redeem all remaining outstanding shares of the Series A Preferred Stock at a redemption price per share equal to the Redemption Price.

          (c)  Notice of Redemption.  Notice of any redemption pursuant to this
               --------------------
paragraph 3 shall be mailed, postage prepaid, at least 15 days but not more than 60 days prior to said redemption date to each holder of record of the Series A Preferred Stock to be redeemed at its address as the same shall appear on the stock register of the Corporation. Each such notice shall state: (i) the date fixed for such redemption, (ii) the place or places where certificates for such shares of Series A Preferred Stock are to be surrendered for payment and (iii) the Redemption Price. If less than all the shares of the Series A Preferred Stock owned by such holder are then to be redeemed, such notice shall also specify the number of shares thereof which are to be redeemed and the numbers of the certificates representing such shares.

          If such notice of redemption shall have been so mailed and if prior to the date of redemption specified in such notice all said funds necessary for such redemption shall have been irrevocably deposited in trust, for the account of the holders of the shares of the Series A Preferred Stock to be redeemed (and so as to be and continue to be available therefor), with a bank or trust company named in such notice doing business in Los Angeles, California and having capital surplus and undivided profits of at least $50,000,000, thereupon, and without awaiting the redemption date, all shares of the Series A Preferred Stock with respect to which such notice shall have been so mailed and such deposit shall have been so made, shall, notwithstanding that any certificate for shares of Series A Preferred Stock shall not have been surrendered for cancellation, be deemed to be no longer outstanding and all rights with respect to such shares of the Series A Preferred Stock shall forthwith upon such deposit in trust cease and terminate, except only the right of the holders thereof on or after the redemption date to receive from such deposit the amount payable upon the redemption, but without interest. In case the holders of shares of the Series A Preferred Stock which shall have been called for redemption shall not within two years (or any longer period if required by law) after the redemption date claim any amount so deposited in trust for the redemption of such shares, such bank or trust company shall, if permitted by applicable law, pay over to the Corporation any such unclaimed amount so deposited with it, and shall thereupon be relieved of all responsibility in respect thereof, and thereafter the holders of such shares shall, subject to applicable escheat laws, look only to the Corporation for payment of the redemption price thereof, but without interest.

          (d) Status of Shares.  Shares of Series A Preferred Stock redeemed,
              ----------------
purchased or otherwise acquired for value by the Corporation shall, after such acquisition, have the status of authorized and unissued shares of Preferred Stock and may be reissued by the Corporation at any time as shares of any series of Preferred Stock, other than shares of Series A Preferred Stock.

          4.   Priority on Redemption.  The Corporation shall not, directly or
               ----------------------
indirectly, redeem or purchase or otherwise acquire for value any Junior Stock (except for Common Stock pursuant to the provisions of that certain Stock Purchase and Stockholders Agreement dated as of September 30, 1992 among the Corporation and the stockholders named therein) or Parity Stock unless, at the time of making such redemption, purchase or other acquisition the Corporation shall have redeemed, or shall contemporaneously redeem, all of the then outstanding shares of Series A Preferred Stock at the applicable redemption price (or shall have irrevocably committed to redeem all of the then outstanding shares of Series A Preferred Stock and have set aside a sum sufficient for the payment thereof at the applicable Redemption Price on the date of such subsequent redemption). Notwithstanding the preceding sentence, the Corporation may take any action otherwise prohibited by such sentence with the affirmative vote or consent of the holders of a majority of the outstanding shares of Series A Preferred Stock.

          5.   Liquidation Preference.
               ----------------------

          (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of the Series A Preferred Stock shall be entitled to receive for each share of Series A Preferred Stock then held, out of the assets of the Corporation, whether such assets are capital or surplus and whether or not any dividends as such are declared, the applicable Redemption Price on the date fixed for distribution, and no more, before any distribution shall be made to the holders of the Common Stock or Junior Stock with respect to the distribution of assets.

          If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of all outstanding shares of the Series A Preferred Stock and of any Parity Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire assets of the Corporation remaining after the payment or provision of the debts and other liabilities of the Corporation shall be distributed among the holders of the Series A Preferred Stock and of any Parity Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

          (b) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, stating a payment date and the place where the distributive amounts shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

          (c) No payment on account of such liquidation, dissolution or winding up of the affairs of the Corporation shall be made to the holders of any Parity Stock, unless there shall likewise be paid at the same time to the holders of the Series A Preferred Stock like proportionate distributive amounts, ratably, in proportion to the full distributive amounts to which they and the holders of such Parity Stock are respectively entitled with respect to such preferential distribution.

          6.   Voting Rights.  Except as otherwise required by law, the holders
               -------------
of the Series A Preferred Stock shall be entitled to vote along with the Common Stock and with any other class or series of stock that votes along with the Common Stock (and not as a separate class) on all matters and shall be entitled to one vote per share of Series A Preferred Stock.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by David H. Wong, its President, and attested by Leslie R. Shaw, its Assistant Secretary, this 2lst day of January, 1994.

Attest:

/s/ Leslie R. Shaw                   /s/ David H. Wong
_____________________________        ________________________________
Assistant Secretary                  President

                    CERTIFICATE OF DESIGNATION, PREFERENCES
                              AND RELATIVE RIGHTS,
                        QUALIFICATIONS, LIMITATIONS AND
                                  RESTRICTIONS

                                     OF THE

                            SERIES B PREFERRED STOCK

                           COBBLESTONE HOLDINGS, INC.

                                ________________

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

                                ________________

          COBBLESTONE HOLDINGS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "DGCL"), certifies as follows:

          FIRST: The Certificate of Incorporation of the Corporation authorizes the issuance of 450,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), and, further, authorizes the Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain powers, preferences and relative participating, optional or other special rights and qualifications, limitations and restrictions and voting rights of the shares of each series so established.

          SECOND: By unanimous written consent of the Board of Directors of the Corporation, dated January 2l, l994, the following resolutions were adopted authorizing the creation and issuance of a series of said Preferred Stock to be known as Series B Preferred Stock.

          RESOLVED: The Board of Directors of the Corporation hereby authorizes and fixes the number, designations, preferences, rights, voting rights and limitations of the series of Preferred Stock on the terms and with the provisions herein set forth:

          1.   Designation.  A series of the Preferred Stock of the Corporation
               -----------
is hereby designated as "Series B Preferred Stock" (hereinafter called the "Series B Preferred Stock") consisting initially of 50,000 shares. Shares of the Series B Preferred Stock shall rank prior to the Corporation's Common Stock, par value $.01 per share, upon liquidation, dissolution, winding-up or otherwise. Unless specifically designated as junior to ("Junior Stock") the Series B Preferred Stock with respect to the payment of dividends or upon liquidation, dissolution, winding-up or otherwise, all other series of Preferred Stock and other classes of preferred stock of the Corporation shall rank on parity ("Parity Stock") with the Series B Preferred Stock with respect thereto.

          2.   Dividends.  Except as otherwise set forth in this paragraph 2 the
               ---------
holders of the shares of Series B Preferred Stock shall not be entitled to receive dividends or other distributions other than such dividends or other distributions as are declared by the Board of Directors of the Company. Each such dividend shall be paid to the holders of record of the Series B Preferred Stock as they shall appear on the stock register of the Corporation on such record date, not exceeding 45 days nor less than 10 days preceding a dividend payment date, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof.

          3.   Redemption.
               ----------

          (a) Optional Redemption.  The Series B Preferred Stock may be
              -------------------
redeemed, in whole or in part, at any time at the election of the Corporation by resolution of its Board of Directors, on notice as set forth in subparagraph 3(c) below, at the redemption price of $100.00 per share of Series B Preferred Stock (the "Redemption Price"); provided, however, that, if at any time on or
                                --------  -------
prior to the date of such redemption (the "Redemption Date"), any Reduced Basis Golf Course (as defined below) or Subsidiary (as defined below) is sold or otherwise disposed of (in any such case, a "Disposition") such that the Corporation or the Subsidiary (or the consolidated group of which they are members), as applicable, has recognized gain for federal income tax purposes, the Redemption Price per share of $100 shall be increased immediately prior to redemption by an amount determined in accordance with the following formula:

     I =  A x W
          -----
          1 - W
          -----
            S

where:

     I = The dollar amount by which the Redemption Price per share shall be increased;

     A = The aggregate amount of federal and state income taxes on the Dispositions, if any, of Reduced Basis Golf Courses or Subsidiaries by the Corporation or Subsidiary, as applicable, through the Redemption Date attributable to the reduced basis of such Courses or Subsidiaries, which amount is the sum of the amounts determined in
                                            ---
          accordance with the following formula for each of the Dispositions:

               T = ( C - B )
          where:

               T = The amount of federal and state income taxes on the Disposition of the Reduced Basis Golf Course or Subsidiary attributable to the reduced basis of such Course or Subsidiary;

               C = The amount of federal and state income taxes recognized by the Corporation or the Subsidiary (or the consolidated group of which they are members), as applicable, on (i) the Disposition of the Reduced Basis Golf Course or Subsidiary by the Corporation or (ii) Disposition of the Reduced Basis Golf Course by the Subsidiary;

               B =  (1)    In the event of a disposition of the Reduced Basis
                    Golf Course by the Subsidiary or in the event of a Disposition of the Reduced Basis Golf Course by the Corporation (if the Corporation initially acquired the stock of the Subsidiary and the Subsidiary subsequently transferred the Reduced Basis Golf Course to the Corporation), the amount of federal and state income taxes that would have been recognized on the Disposition of the Reduced Basis Golf Course by the Corporation or the Subsidiary (or consolidated group of which they are members), as applicable, if the Subsidiary had acquired the Reduced Basis Golf Course in a fully taxable transaction

                    (i.e., resulting in the Subsidiary having an initial tax
                    -----
                    basis in the Reduced Basis Golf course equal to its then fair market value) on the Acquisition Date (as defined below); or

                    (2) In the event of a Disposition of the Subsidiary or Reduced Basis Golf Course (other than as described in (1) above) by the Corporation, the amount of federal and state income taxes that would have been recognized on the Disposition of the Subsidiary or Reduced Basis Golf Course by the Corporation (or consolidated group of which the Corporation is a member) if the Corporation had acquired the Reduced Basis Golf Course or the Subsidiary, as applicable, in a fully taxable transaction (i.e., resulting in the
                                                    ----
                    Corporation having an initial tax basis in the Reduced Basis Golf Course or Subsidiary, as applicable, equal to its then fair market value) on the Acquisition Date;

     W = The aggregate total percentage common equity ownership in the Corporation on the Redemption Date of all holders of the Series B Preferred Stock; and

     S = The number of outstanding shares of the Series B Preferred Stock on the Redemption Date.

For purposes hereof, a "Reduced Basis Golf Course" shall mean any golf course or other golf facility, public or private (including, without limitation, any driving range or any "pitch and putt" or "par three" golf course) or any leasehold interest with respect to the same, that was acquired by the Corporation or the Subsidiary, as applicable, with a tax basis to the Corporation or the Subsidiary, as applicable, on the Acquisition Date less than the total value of the consideration paid (including cash and the fair market value of any property or stock) by (i) the Corporation or the Subsidiary, as applicable, for such golf course or other golf facility or (ii) the Corporation for the Subsidiary. "Subsidiary" shall mean any corporation more than 50% of whose voting stock is owned directly or indirectly (through one or more entities) by the Corporation. "Acquisition Date" shall mean the date of the Corporation's or Subsidiary's acquisition of a Reduced Basis Golf Course, provided, however, if the Corporation acquires the stock of a Subsidiary which owns the Reduced Basis Golf Course at the time of such acquisition, such term shall refer to the date of the Corporation's acquisition of the Subsidiary.

          If a Reduced Basis Golf Course or a Subsidiary is disposed of in a transaction which results in a tax loss (or which would have resulted in a tax loss under the assumptions set forth in "B" above), the above provisions shall be applied to ensure that "A" above reflects the difference in such taxes caused by the reduced basis in such Reduced Basis Golf Course or Subsidiary (i.e., so
                                                                      ----
"A" above is increased for the loss of any tax losses due to the reduced basis in the Course or Subsidiary acquired).

          In the event that at any time less than all of the Series B Preferred Stock outstanding is to be redeemed, the shares to be redeemed will be selected by lot or pro rata, except that if the redemption is pro rata, the Corporation may redeem all shares of Series B Preferred Stock held by all holders of 100 or fewer shares as may be specified by the Corporation.

          (b) Mandatory Redemption.  Upon the sale of the corporation, whether
              --------------------
such sale is effected by the consolidation or merger of the Corporation with or into another corporation or corporations, the sale of all or substantially all of the Corporation's assets, or the sale or exchange of stock representing at least eighty percent (80%) of the voting power of the stock of the Corporation, in terms of number of votes for the election of directors, the Corporation, if permitted by law and under the Corporation's agreements, shall redeem all remaining outstanding shares of the Series B Preferred Stock at a redemption price per share equal to the Redemption Price.

          (c) Notice of Redemption.  Notice of any redemption pursuant to this
              --------------------
paragraph 3 shall be mailed, postage prepaid, at least 15 days but not more than 60 days prior to said redemption date to each holder of record of the Series B Preferred Stock to be redeemed at its address as the same shall appear on the stock register of the Corporation. Each such notice shall state: (i) the date fixed for such redemption, (ii) the place or places where certificates for such shares of Series B Preferred Stock are to be surrendered for payment and (iii) the Redemption Price. If less than all the shares of the Series B Preferred Stock owned by such holder are then to be redeemed, such notice shall also specify the number of shares thereof which are to be redeemed and the numbers of the certificates representing such shares.

          If such notice of redemption shall have been so mailed and if prior to the date of redemption specified in such notice all said funds necessary for such redemption shall have been irrevocably deposited in trust, for the account of the holders of the shares of the Series B Preferred Stock to be redeemed (and so as to be and continue to be available therefor), with a bank or trust company named in such notice doing business in Los Angeles, California and having capital surplus and undivided profits of at least $50,000,000, thereupon, and without awaiting the redemption date, all shares of the Series B Preferred Stock with respect to which such notice shall have been so mailed and such deposit shall have been so made, shall, notwithstanding that any certificate for shares of Series B Preferred Stock shall not have been surrendered for cancellation, be deemed to be no longer outstanding and all rights with respect to such shares of the Series B Preferred Stock shall forthwith upon such deposit in trust cease and terminate, except only the right of the holders thereof on or after the redemption date to receive from such deposit the amount payable upon the redemption, but without interest. In case the holders of shares of the Series B Preferred Stock which shall have been called for redemption shall not within two years (or any longer period if required by law) after the redemption date claim any amount so deposited in trust for the redemption of such shares, such bank or trust company shall, if permitted by applicable law, pay over to the Corporation any such unclaimed amount so deposited with it, and shall thereupon be relieved of all responsibility in respect thereof, and thereafter the holders of such shares shall, subject to applicable escheat laws, look only to the Corporation for payment of the redemption price thereof, but without interest.

          (d) Status of Shares.  Shares of Series B Preferred Stock redeemed,
              ----------------
purchased or otherwise acquired for value by the Corporation shall, after such acquisition, have the status of authorized and unissued shares of Preferred Stock and may be reissued by the Corporation at any time as shares of any series of Preferred Stock, other than shares of Series B Preferred Stock.

          4.   Priority on Redemption.  The Corporation shall not, directly or
               ----------------------
indirectly, redeem or purchase or otherwise acquire for value any Junior Stock (except for Common Stock pursuant to the provisions of that certain Stock Purchase and Stockholders Agreement dated as of September 30, l992 among the Corporation and the stockholders named therein) or Parity Stock unless, at the time of making such redemption, purchase or other acquisition the Corporation shall have redeemed, or shall contemporaneously redeem, all of the then outstanding shares of Series B Preferred Stock at the applicable redemption price (or shall have irrevocably committed to redeem all of the then outstanding shares of Series B Preferred Stock and have set aside a sum sufficient for the payment thereof at the applicable Redemption Price on the date of such subsequent redemption). Notwithstanding the preceding sentence, the Corporation may take any action otherwise prohibited by such sentence with the affirmative vote or consent of the holders of a majority of the outstanding shares of Series B Preferred Stock.

          5.  Liquidation Preference.
              ----------------------

          (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of the Series B Preferred Stock shall be entitled to receive for each share of Series B Preferred Stock then held, out of the assets of the Corporation, whether such assets are capital or surplus and whether or not any dividends as such are declared, the applicable Redemption Price on the date fixed for distribution, and no more, before any distribution shall be made to the holders of the Common Stock or Junior Stock with respect to the distribution of assets.

          If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of all outstanding shares of the Series B Preferred Stock and of any Parity Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire assets of the Corporation remaining after the payment or provision for payment of the debts and other liabilities of the Corporation shall be distributed among the holders of the Series B Preferred Stock and of any Parity Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

          (b) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, stating a payment date and the place where the distributive amounts shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

          (c) No payment on account of such liquidation, dissolution or winding up of the affairs of the Corporation shall be made to the holders of any Parity Stock, unless there shall likewise be paid at the same time to the holders of the Series B Preferred Stock like proportionate distributive amounts, ratably, in proportion to the full distributive amounts to which they and the holders of such Parity Stock are respectively entitled with respect to such preferential distribution.

          6.   Voting Rights.  Except as otherwise required by law, the holders
               -------------
of the Series B Preferred Stock shall be entitled to vote along with the Common Stock and with any other class or series of stock that votes along with the Common Stock (and not as a separate class) on all matters and shall be entitled to one vote per share of Series B Preferred Stock.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by David H. Wong, its President, and attested by Leslie R. Shaw, its Assistant Secretary, this 2lst day of January, 1994.

Attest:


/s/ Leslie R. Shaw                  /s/ David H. Wong
_______________________             ____________________________
Assistant Secretary                 President

                          CERTIFICATE OF INCORPORATION

                                       OF

                           COBBLESTONE HOLDINGS, INC.


     1.  The name of the corporation is:

                          Cobblestone Holdings, Inc.

     2. The address of its registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of all classes of stock which the corporation shall have authority to issue is Six Hundred Fifty Thousand (650,000), consisting of Two Hundred Thousand (200,000) shares of Common Stock, par value $.0l per share, and Four Hundred Fifty Thousand (450,000) shares of Preferred Stock, par value $.0l per share.

     The Preferred Stock may be divided into such number of series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions (including without limitation voting rights) granted to and imposed upon the Preferred Stock or any series thereof with respect to any wholly unissued class or series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of any series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

     5.  The name and mailing address of the incorporator is:

         Ilona F. Bush
         LATHAM & WATKINS
         633 West Fifth Street, Suite 4000
         Los Angeles, California  90071

     6. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation.

     7. Election of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

     8. No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this l4th day of January, l994.


                                   /s/ Ilona F. Bush
                                   --------------------------------------
                                   Ilona F. Bush









                                       3